                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated July 19, 1999 for Physicians' Online, Inc. included in or made a part of this registration statement on Form S-4.



                                           ARTHUR ANDERSEN LLP


New York, New York
November 19, 1999